CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Parenthetical] (USD $)	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2010
Integrated contract revenue from related parties	$ 5,256,870	$ 3,717,358	$ 6,360,381
Products sales revenue from related parties	109,917	580,705	34,589
Costs of integrated contracts purchase from related parties	72,774	3,064,587	5,462,744
Operating lease expense paid to a related party	0	0	32,069
Other income from related parties	$ 45,475	$ 0	$ 0